UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2012

CENTERLINE HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13237	13-3949418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Church Street, New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 317-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 19, 2012, Centerline Holding Company (the “Registrant”) (OTC: CLNH) released a press release announcing its financial results for the third quarter ended September 30, 2012.  A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 and Exhibit 99.2 attached hereto, is intended to be furnished pursuant to “Item 2.02. Disclosure of Results of Operations and Financial Condition” and not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

The information appearing and the heading "Exhibit Index" appearing after the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centerline Holding Company
(Registrant)

BY:	/s/ Michael P. Larsen
Michael P. Larsen
Chief Financial Officer (Principal Financial Officer)

November 19, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 19, 2012, “Centerline Holding Company Reports Third Quarter 2012 Financial Results”.
99.2	Financial Overview Presentation